PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
PRIAC VARIABLE CONTRACT ACCOUNT A
Prudential Retirement Security Annuity IV
Supplement to Prospectus Dated May 1, 2019
Supplement dated August 7, 2019

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to clarify information relating to Plan Type B in the “Allocation of Purchase Payments” section under Prospectus section “6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?”.

PROSPECTUS CHANGES

In the section titled “6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY IV?”, the second bullet under “Allocation of Purchase Payments” is replaced with the following:

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For Plan Type B: If your initial Purchase Payment is not in Good Order, and as such we cannot apply your initial Purchase Payment, we will allocate your initial Purchase Payment to the default investment option designated by your retirement plan. While we seek to obtain the required information, you will not be invested in the Contract. Depending on the characteristics of the retirement plan default investment option, you may experience a gain or loss on money allocated to that option.

We will notify the Plan Contract Holder that we need further clarification to apply the initial Purchase Payment and will send a written notice following the end of the month in which the payment was received. We will send up to two additional monthly notices.

If we have not received all required information to apply your initial Purchase Payment after one hundred five (105) days from the time the initial Purchase Payment was allocated to the default investment option, we will return the initial Purchase Payment, plus earnings (if applicable) and minus losses (if applicable), to the Plan Contract Holder.

Any proceeds that PRIAC pays to the Plan Contract Holder under this procedure may be considered a prohibited and taxable reversion to the Plan Contract Holder under current provisions of the Code. Similarly, proceeds that PRIAC returns may cause the Plan Contract Holder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Plan Contract Holder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2019-PROSUPP-3-PRSA IV